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                                  EXHIBIT 7(1)

                     AGREEMENT WITH RESPECT TO SCHEDULE 13D

         The undersigned hereby agree that any Statement on Schedule 13D to be filed with the Securities and Exchange Commission by any of the undersigned, including any amendment thereto, with respect to securities of Noland Company, a Virginia corporation, may be filed by Blackfriars Corp., on behalf of all of the undersigned.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed in counterparts by their duly authorized signatories as of this 13th day of October, 2003.


                                                  Blackfriars Corp.


                                                  By: /s/ David T. Bradford
                                                      --------------------------
                                                  Its: Secretary
                                                      --------------------------


                                                  Employees' Retirement Plan of
                                                  Consolidated Electrical
                                                  Distributors, Inc.


                                                  By: /s/ John D. Parish
                                                      --------------------------
                                                  on behalf and as a member of
                                                  the Retirement Committee of
                                                  Consolidated Electrical
                                                  Distributors, Inc.


                                                  Hajoca Corporation Pension
                                                  Plan



                                                  By  /s/ Christopher A. Pappo
                                                      --------------------------
                                                  On behalf and as a member of
                                                  the Retirement Committee of
                                                  Hajoca Corporation


                                                  Keith W. Colburn Retirement
                                                  Plan


                                                  By:  /s/ Keith W. Colburn
                                                      --------------------------

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                                                  Keith W. Colburn Trust



                                                  By:  /s/ Keith W. Colburn
                                                      --------------------------